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                         BROWNIA SMALL-CAP GROWTH FUND
                           BROWNIA GROWTH EQUITY FUND
                           BROWNIA MARYLAND BOND FUND




                               SEMI-ANNUAL REPORT
                                NOVEMBER 30, 2001


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BROWNIA SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS
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                                                        November 30, 2001

Dear Shareholder:


This past year was one of the most difficult investment periods in recent memory, made all the more so by the horrific terrorist attacks of September 11th that took the lives of several friends, thousands of fellow financial services colleagues, and other innocent victims. The stock market, which already was laboring, reacted to the attacks in a predictably emotional way. The Dow Jones Industrial Average, the only major index that had not fallen the requisite 20% to confirm a Bear Market, fell through that level and all the others enabled new lows before beginning to recover in late September.

                                TOTAL RETURN (%)
                      All periods ending November 30, 2001

----------------------------------- ------------------ ------------ ------------ ------------ -------------
                                            3               6        Calendar         1          Since
                                          Months          Months       Y-T-D         Year      Inception*
----------------------------------- ------------------ ------------ ------------ ------------ -------------
BrownIA Small-Cap Growth                (4.80)             (15.08)     (20.21)      (16.32)        1.30
----------------------------------- ------------------ ------------ ------------ ------------ -------------
Russell 2000 Growth Index               (0.39)             (12.25)     (14.55)       (9.32)       (5.76)
----------------------------------- ------------------ ------------ ------------ ------------ -------------
* Annualized since 6/28/99

The Fund under-performed its index - the Russell 2000 Growth Index for all periods of one year or less. In spite of this near-term under performance, the Fund has out-performed the index since inception.

While clearly disappointing, our performance for the reporting period is consistent with historical patterns of under-performance during sharply down markets. The Fund is comprised of both rapidly growing companies and those that we believe have strong market positions and have the potential to resume growth in an improving economy. Consequently, we believe the Fund is well positioned to benefit during a market recovery.

At the beginning of the third quarter earnings reporting season, numerous disappointing announcements sent the market on a downward path, setting the tone for the quarter. In addition, an increasing number of economists believed that the economy had slipped into a recession, an event that the market's earlier recovery had not fully discounted. The September 11, 2001 terrorist attacks slowed the US economy further, leaving very little room for debate that we are in a recession, prompting the government to provide immediate and significant monetary stimulus with fiscal stimulus anticipated in the future.

Thus, for the first time in more than 25 years, both monetary and fiscal policy are likely to be expansionary, a combination which may lead to a strong recovery. Of particular significance are the observations that historically the market's bottom typically precedes a turn in the economy by some six months and that an increase in liquidity (money supply) potentially leads to greater demand for stocks and higher share prices especially in the small company universe in which we invest. Although past performance is not predictive of future results, Fund performance since the end of the third calendar quarter suggests that this process may have already begun.


                                       1
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BROWNIA SMALL-CAP GROWTH FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
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   BrownIA Small-Cap Growth Fund Growth (BIASX) vs Russell 2000 Growth Index*
                     Comparison of change in value of $100
                       (June 28, 1999 - November 30, 2001)

[EDGAR Representation of Graph Chart:

                   BIASX   Russell 2000
       Jun-99       102.9      103.01
       Jul-99    98.19747    99.82493
       Aug-99    97.19586    96.09148
       Sep-99    103.1928    97.94508
       Oct-99    110.3957    100.4535
       Nov-99    122.9918    111.0754
       Dec-99    153.1863    130.6524
       Jan-00    139.3843    129.4361
       Feb-00    198.4832    159.5507
       Mar-00     164.483    142.7787
       Apr-00    147.9854    128.3623
       May-00    138.1887    117.1229
       Jun-00    151.3858    132.2529
       Jul-00    142.6811    120.9188
       Aug-00     156.778    133.6382
       Sep-00    142.0722    126.9991
       Oct-00    146.1781    116.6906
       Nov-00    123.2866    95.50307
       Dec-00     129.303    101.3469
       Jan-01    135.1345    109.5499
       Feb-01     113.486    94.53282
       Mar-01     99.2208     85.9379
       Apr-01     118.172    96.45927
       May-01    121.5044    98.69327
       Jun-01    129.2078    101.3846
       Jul-01    117.6566    92.73551
       Aug-01    108.3853    86.94418
       Sep-01    83.40248    72.91574
       Oct-01     93.6026    79.93023
       Nov-01    103.1781    86.60201]

In conclusion, we are cautiously optimistic about the near-term outlook for the Fund and continue to believe in the Fund's long-term potential. These are unprecedented times, and geopolitical events can have a significant impact on investor psychology. We remain committed to our investment strategy and are closely reviewing our current holdings as well as continuing to seek new investment opportunities.

Frederick L. Meserve, Jr.
Portfolio Manager


-----------------------


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. AS OF DECEMBER 31, 2001, THE FUND'S ONE YEAR AND SINCE INCEPTION ANNUALIZED RETURNS WERE -12.96% AND 4.83%, RESPECTIVELY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. DURING THE PERIOD, CERTAIN FEES AND EXPENSES WERE WAIVED BY THE FUND. WITHOUT THESE WAIVERS TOTAL RETURNS WOULD HAVE BEEN LOWER.

INVESTMENTS IN SMALLER COMPANIES POSE GREATER RISKS THAN THOSE ASSOCIATED WITH LONGER, MORE ESTABLISHED COMPANIES SUCH AS GREATER PRICE FLUCTUATIONS, MORE LIMITED PRODUCT LINES, MARKETS, AND FINANCIAL RESOURCES. THE RUSSELL 2000(R) INDEX IS AN UNMANAGED, MARKET VALUE WEIGHTED INDEX WHICH IS WIDELY REGARDED TO BE REPRESENTATIVE OF SMALL-COMPANY STOCKS IN GENERAL. THE RUSSELL 2000(R) GROWTH INDEX MEASURES THE PERFORMANCE OF THOSE RUSSELL 2000(R) COMPANIES WITH HIGHER PRICE-TO-BOOK RATIOS AND HIGHER FORECASTED GROWTH VALUES.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGER AS OF NOVEMBER 30, 2001 AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST
SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE (01/02).


                                       2
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BROWNIA GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                        November 30, 2001

Dear Shareholder:

For the last twelve months, the market has struggled to gain an understanding of the extent and probable duration of the current economic slowdown. The record-breaking, multi-year US expansion drew to a close earlier this year with two major drivers of the stock market, the health of US corporate profits and the pace of global growth, facing stiff challenges. Indeed, even the year-long easing by the Federal Reserve - eleven cuts in the Federal Funds rate - failed to prevent the US economy from falling into recession.

The sharp decline in earnings this year has been matched by declining share prices. Over the past twelve months, the S&P 500 Index has lost over 12% in value. While the performance of the Growth Equity Fund also posted a decline for the period, it solidly outperformed its benchmark for the year.

                                TOTAL RETURN (%)
                      All periods ending November 30, 2001

-------------------------------------- ----------- ----------- ---------------- --------- ------------------
                                        3 Months    6 Months    Calendar YTD     1 Year   Since Inception*
-------------------------------------- ----------- ----------- ---------------- --------- ------------------
BrownIA Growth Equity Fund                6.28       (5.55)         (9.64)       (6.67)        (4.73)
-------------------------------------- ----------- ----------- ---------------- --------- ------------------
S&P 500 Index                             0.87       (8.65)        (12.64)      (12.21)        (5.00)
-------------------------------------- ----------- ----------- ---------------- --------- ------------------
* Annualized since 6/28/99

The damage to business and consumer confidence caused by the tragic events of September 11 increased the chances that the already weak economy would fall into a recession. In the days and weeks immediately following those events, we advanced a cautiously optimistic market view based on our belief that the combination of stepped-up fiscal and monetary stimulus would stabilize the economy and the financial markets. In fact, we believed that events in the market presented us with an opportunity to increase the growth profile of the companies that we owned in the Fund. The markets fell off sharply following their reopening - at its low, the S&P 500 bottomed at more than 27% below where it began the year. In addition, the selling had been broad and largely indiscriminate, paying little attention to quality or growth potential of individual companies.

Prior to the events surrounding September 11, we already had begun to tilt the portfolio in favor of cyclical growth industries such as retailers, technology, capital goods, energy services and basic industries. Our strategy reflected a belief that these economically sensitive growth stocks would begin to outperform the market well before a recovery was evident. The technology sector, for example, had been under severe pressure for more than a year and, in our opinion, had begun to reflect unrealistically low future growth prospects. With this in mind, we moved the sector to the largest weighting sector (22%) in the Growth Equity Fund. At that level, technology was 40% "over-weighted" relative to the S&P 500.


                                       3
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BROWNIA GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
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            OVER/UNDER WEIGHTINGS OF THE BROWNIA GROWTH EQUITY FUND*


[EDGAR Representation of Bar Chart:
                    June 30, 2001   September 30, 2001

Basic Materials           -8%                   4%
Capital Goods            -26%                 -10%
Communications            16%                   3%
Consumer Cyclicals       -21%                 -20%
Consumer Staples          14%                  21%
Energy                   -15%                   7%
Financials                -4%                 -15%
Health Care               -2%                  -2%
Technology                40%                  43%]

             * Figures represent sector weightings (over- or under-)
                     relative to those of the S&P 500 Index.

In late September, we accelerated our efforts to bias the portfolio in favor of cyclical growth companies. Acknowledging that it would be difficult to predict with certainty the timing and shape of the US economic recovery, we focused instead on identifying individual companies that we believed would be well-positioned to weather the downturn, were financially sound, and were established leaders in growth segments of the economy. Our rationale hinged on the theory that these companies would be relatively insulated from a sharp contraction in US growth, and in fact could potentially continue to grow in light of the attractive end markets served.


                                       4
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BROWNIA GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------

Our strategy has always been to invest in stocks with brighter growth prospects and to trim or eliminate those with diminished ones:


   NEWLY INITIATED OR INCREASED POSITIONS   FIVE-YEAR ESTIMATED EARNINGS GROWTH*

o  Citigroup Incorporated                                   16%
o  Flextronics International Limited                        25%
o  Mellon Financial Corporation                             12%
o  Oracle Corporation                                       21%
o  Pharmacia Corporation                                    20%
o  Smith International Incorporated                         17%
o  Veritas Software Corporation                             36%
o  Waters Corporation                                       19%
                                                            ---
                            AVERAGE:                        21%




      REDUCED OR ELIMINATED POSITIONS       FIVE-YEAR ESTIMATED EARNINGS GROWTH

o  Anheuser-Busch Companies Inc.                             12%
o  Bristol-Meyers Squibb Corporation                         13%
o  Compaq Computer Corporation                               14%
o  JP Morgan Chase & Company                                 12%
o  SBC Communications Incorporated                            9%
o  Verizon Communications Corp.                              11%
                                                             ---
                           AVERAGE:                          12%

* This information was gathered from FirstCall and BrownIA Equity Research estimates. Estimated earnings growth is the year over year estimated growth in earnings per share. These figures are estimations only and are not reflective of the company's stock performance.

In addition to shifting the overall portfolio toward cyclical growth companies, we increased exposure to the health care sector, a more traditional growth segment that under-performed during the year. The health care industry continues to represent a wealth of investment opportunity in areas ranging from medical devices and biotechnology to analytical instruments used to discover and develop new drugs.

As the year progressed and signs of economic weakness worsened, we reduced our weighting in financial services. Anticipating a deterioration in consumer and corporate credit, we also sold stocks with large credit exposure such as Wells Fargo and Capital One in favor of owning shares of fee-based companies, such as Mellon Financial.


                                       5
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BROWNIA GROWTH EQUITY FUND
A MESSAGE TO OUR SHAREHOLDERS (Concluded)
--------------------------------------------------------------------------------

Our valuation discipline continues to be a cornerstone of our investment process. As it became increasingly difficult to predict a company's near term earnings growth prospects, we relied more heavily on valuation to guide our investment decisions. Knowing that we were operating under economic conditions that were not "normal", we sought to determine the earnings and revenue generating capabilities of our portfolio companies and to apply appropriate metrics to the earnings power to determine the timing and direction of our investment.

We exit the year confident in the long term growth prospects of the perceived high quality companies owned in the Growth Equity Fund. We believe that over the past year we have actively upgraded the portfolio on both those measures, growth and quality. Our focus remains on seeking to generate long term capital appreciation for our shareholders, and we believe that the portfolio is well-positioned to reach that goal.


Geoffrey R. B. Carey, CFA                   Jane W. Korhonen, CFA
Portfolio Manager                           Portfolio Manager


-----------------------


PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE OF THE FUND. AS OF DECEMBER 31, 2001, THE FUND'S ONE YEAR AND SINCE INCEPTION ANNUALIZED RETURNS WERE -9.34% AND -4.44%,, RESPECTIVELY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS. DURING THE PERIOD, CERTAIN FEES AND EXPENSES WERE WAIVED BY THE FUND. WITHOUT THESE WAIVERS TOTAL RETURNS WOULD HAVE BEEN LOWER.

THE S&P 500 INDEX IS AN UNMANAGED INDEX REPRESENTING THE AVERAGE PERFORMANCE OF 500 WIDELY HELD, PUBLICLY TRADED, LARGE CAPITALIZATION STOCKS. YOU CANNOT INVEST DIRECTLY IN ANY INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGERS AS OF NOVEMBER 30, 2001, AND MAY NOT REFLECT THE VIEWS OF THE MANAGERS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST
SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.


                                       6
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BROWNIA MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS
--------------------------------------------------------------------------------

                                                        November 30, 2001
Dear Shareholder:

We are pleased to provide you with the results of the BrownIA Maryland Bond Fund for the six-month period ended November 30, 2001.

The municipal bond market performed well throughout the recent period of volatility in the taxable markets. Following the announcement of the suspension of the 30-year Treasury bond, yields on municipal securities did not fall as dramatically as taxable bonds nor did they track Treasuries through the mid-November correction to higher yields, thereby reinforcing their inherent stability. However, as we approach the end of the calendar year, the municipal market faces negative factors which are likely to affect demand. Many retail investors, lured by a remarkable recovery in the equity market and subdued by lower fixed income yields, either re-allocated assets back to stocks or moved to the sidelines awaiting higher yields on municipals. With positive bond flows waning, institutional investors followed a similar course. To further weigh on the market, municipalities, faced with deteriorating budgets and taking advantage of the historically low interest rate environment, tapped the market for financing. New issuances totaled approximately $24 billion from late October through November and supply is expected to remain strong well into January 2002. As our country prepares for the rebuilding efforts we must undertake in the wake of the horrible events of September 11th, municipal financing will be a very important part of the success of this endeavor. The most significant positive factor for municipals remains the heavy cash levels held by retail investors and low yields on short-term investments. However, it is unclear whether supply and demand can find a balance without an additional move toward higher yields.

We believe Maryland's economy, while faced with the fiscal challenges of all other states, can expect to experience moderate growth. The outlook for 2002 is cautious, since the State will face increased spending on Medicaid and reduced tax revenues as a result of the economic downturn. However, Maryland has a history of fiscal conservatism which should help the State maneuver through challenging times. Based on the State's fiscal strength and the broad-based diversity of its economy, rating agencies such as Moody's and Standard & Poor's have assigned the State a AAA credit rating as of November 30, 2001.

The BrownIA Maryland Bond Fund, initiated on December 21, 2000, seeks to provide a high level of current income exempt from both Federal and Maryland State income taxes. The intention of the Fund is to maintain an average maturity between five and ten years; thus, mitigating the risk of principal losses due to interest rate fluctuations. The average maturity of the Fund has been in the five to six year range throughout most of the year. With the Fund approaching its one-year anniversary, the returns achieved year-to-date are competitive with its benchmark.

The Fund is classified as a non-diversified fund, meaning it may focus a larger percent of assets in the securities of fewer issuers. Specifically, for 50% of the Fund, no issuer may comprise over 5% of assets. As of November 30th, the Fund is 52% diversified with the top five holdings representing 43% of Fund assets and the average quality of the portfolio's holdings are AA. General obligations of the State of Maryland and its municipalities represent approximately 53% of assets while revenue issues comprise 38% of assets.

LARGEST HOLDINGS (AS OF NOV 30, 2001)       % OF HOLDINGS      S&P CREDIT RATING

o  State of Maryland                             16%                  AAA
o  University of Maryland Medical System          8%                  AA3
o  Maryland Community Development Admin.          7%                  AA2
o  Baltimore Co., Maryland                        6%                  AAA
o  Maryland Health & Higher Ed. for               6%                  A1
   Johns Hopkins Hospital


                                       7
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BROWNIA MARYLAND BOND FUND
A MESSAGE TO OUR SHAREHOLDERS (Continued)
--------------------------------------------------------------------------------


                           BROWNIA MARYLAND BOND FUND
                   SECTOR ALLOCATION (AS OF NOVEMBER 30, 2001)


[EDGAR Representation of Pie Chart:
Cash             2%
Gen. Oblig.     53%
Revenue         38%
Insured          7%]

The returns provided by the BrownIA Maryland Bond Fund since inception have been competitive with its benchmark, the Lehman Seven-Year Municipal Bond Index. Since the Fund has not been in existence for a full year, we will comment on performance in greater depth in our next annual letter.

 CUMULATIVE PERFORMANCE (AS OF NOVEMBER 30, 2001)*       MTD    YTD     ITD

            BROWNIA GROWTH EQUITY FUND                 -1.22%  5.46%   5.88%
            Lehman 7 yr. Muni Bond Index               -1.12%  6.05%   6.05%


Monica M. Hausner
Portfolio Manager


-----------------------


*PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. AS OF DECEMBER 31, 2001, THE FUND'S ONE YEAR AND ANNUALIZED SINCE INCEPTION (DECEMBER 21, 2000) RETURNS WERE 4.78% AND 5.06%, RESPECTIVELY. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. THE FUND'S PERFORMANCE FIGURES ASSUME THE REINVESTMENT OF DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS. DURING THE PERIOD, CERTAIN FEES AND EXPENSES WERE WAIVED BY THE FUND. WITHOUT THESE WAIVERS TOTAL RETURNS WOULD HAVE BEEN LOWER.

AS A NON-DIVERSIFIED FUND, THE FUND MAY FOCUS A LARGER PERCENTAGE OF ITS ASSETS IN THE SECURITIES OF FEWER ISSUERS. CONCENTRATION OF THE FUND IN A LIMITED NUMBER OF SECURITIES EXPOSES IT TO GREATER MARKET RISK THAN IF ITS ASSETS WERE DIVERSIFIED AMONG A GREATER NUMBER OF SECURITIES.THE LEHMAN SEVEN-YEAR MUNICIPAL BOND INDEX IS A MARKET INDEX OF INVESTMENT GRADE MUNICIPAL FIXED-RATE DEBT SECURITIES WITH AN AVERAGE MATURITY OF SIX TO EIGHT YEARS. YOU CANNOT INVEST DIRECTLY IN ANY INDEX

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND'S MANAGER AS OF NOVEMBER 30, 2001, AND MAY NOT REFLECT THE VIEWS OF THE MANAGER ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANY TIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST
SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE.

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BROWNIA SMALL-CAP GROWTH FUND
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

SHARES           SECURITY DESCRIPTION                VALUE    SHARES           SECURITY DESCRIPTION        VALUE
------       ----------------------------            -----    ------       ----------------------------    -----
COMMON STOCK (96.0%)
AUTOS & TRANSPORTATION  (6.9%)                                PRODUCER DURABLES (10.7%)
  242,400 Atlantic Coast Airlines Holdings +     $ 5,017,680  103,933 AstroPower, Inc. +               $ 3,793,555
  164,005 Forward Air Corp. +                      4,970,992  329,759 ATMI, Inc. +                       7,452,553
                                               -------------- 251,782 Powerwave Technologies, Inc. +     4,242,527
                                                   9,988,672                                       ----------------
                                               --------------                                           15,488,635
CONSUMER DISCRETIONARY (21.9%)                                                                     ----------------
  172,321 Apollo Group, Inc. +                     7,733,766  TECHNOLOGY (35.0%)
   73,718 Bright Horizons Family Solutions, Inc. + 1,789,136  149,959 Alpha Industries, Inc. +           3,599,016
  130,270 CoStar Group, Inc. +                     2,523,330  269,358 BroadVision, Inc. +                  810,768
   18,262 Edison Schools, Inc. +                     355,013   34,706 Digimarc Corp. +                     555,296
  232,754 Getty Images, Inc. +                     4,620,167  222,706 Documentum, Inc. +                 4,209,143
   38,569 Hot Topic, Inc. +                        1,095,745  339,162 I-Many, Inc. +                     2,747,212
   70,532 Krispy Kreme Doughnuts +                 2,627,317  291,323 Interwoven, Inc. +                 2,616,081
  198,205 MemberWorks, Inc. +                      2,045,476   70,003 i2 Technologies, Inc. +              401,817
  224,372 O'Charleys, Inc. +                       4,310,186  119,157 Novadigm, Inc. +                   1,147,482
  246,599 QRS Corp. +                              2,914,800  353,022 RSA Security, Inc. +               5,613,050
   73,417 Tweeter Home Entertainment Group, Inc. + 1,813,400  355,888 SIPEX Corp. +                      3,644,293
                                               -------------- 123,833 Synopsys, Inc. +                   6,814,530
                                                  31,828,336  308,308 Synplicity, Inc. +                 2,799,437
                                               -------------- 303,026 Tekelec, Inc. +                    5,884,765
FINANCIAL SERVICES (2.0%)                                     225,575 Tripath Technology, Inc. +           383,478
  167,541 Digital Insight Corp. +                  2,886,731  150,374 WebEx Communications, Inc. +       4,828,509
                                               -------------- 283,632 Wind River Systems +               4,878,470
HEALTH CARE (18.0%)                                                                                ----------------
  373,846 ArthroCare Corp. +                       6,086,213                                            50,933,347
   20,243 Aspect Medical Systems, Inc. +             200,406                                       ----------------
  292,400 Eclipsys Corp. +                         4,345,064
   55,696 Emisphere Technologies, Inc. +           1,587,336  Total Common Stock (Cost $137,835,915)   139,411,829
   42,332 EPIX Medical, Inc. +                       380,988                                       ----------------
  130,960 Incyte Genomics, Inc. +                  2,490,859
   15,362 Neose Technologies, Inc. +                 460,246  SHORT-TERM INVESTMENTS (4.1%)
   73,816 SonoSite, Inc. +                         1,819,564  PRINCIPAL          SECURITY DESCRIPTION      VALUE
  318,831 Sunrise Assisted Living, Inc. +          8,767,852  ---------      ----------------------------  -----
                                               -------------- $6,028,708  Deutsche Cash Management Fund
                                                  26,138,528                (Cost $6,028,708)          $ 6,028,708
                                               --------------                                      ----------------
MATERIALS & PROCESSING (1.5%)
   50,549 Symyx Technologies +                       808,784  TOTAL INVESTMENTS IN SECURITIES - 100.1%
   87,218 Trex Co., Inc. +                         1,338,796    (COST $143,864,623)                 $ 145,440,537
                                               --------------                                      ----------------
                                                   2,147,580  OTHER ASSETS AND LIABILITIES, NET  - (0.1)% (83,319)
                                               --------------                                      ----------------
                                                              TOTAL NET ASSETS - 100.0%             $ 145,357,218
-----------------------------------------------                                                    ================
+ Non-income producing security.


See Notes to Financial Statements.     9

--------------------------------------------------------------------------------
BROWNIA GROWTH EQUITY FUND
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

SHARES           SECURITY DESCRIPTION                VALUE    SHARES           SECURITY DESCRIPTION        VALUE
------       ----------------------------            -----    ------       ----------------------------    -----
COMMON STOCK (97.9%)
BASIC INDUSTRY (2.1%)                                         HEALTH CARE (15.5%)
  23,000 Rohm & Haas Co.                            $816,500    17,200 Amgen, Inc. +                   $ 1,142,596
                                                 ------------   24,200 Medtronic, Inc.                   1,144,176
                                                                11,800 Merck & Co., Inc.                   799,450
CAPITAL GOODS (8.9%)                                            34,300 Pfizer, Inc.                      1,485,533
   21,100 Dover Corp.                               777,746     20,700 Pharmacia Corp.                     919,080
   13,000 Illinois Tool Works, Inc.                 797,550      9,450 Waters Corp.                        345,398
   31,200 Tyco International Ltd.                 1,834,560      4,036 Zimmer Holdings, Inc. +             130,201
                                               -------------                                         --------------
                                                  3,409,856                                              5,966,434
                                               -------------                                         --------------
CONSUMER CYCLICALS (7.9%)                                     TECHNOLOGY (24.8%)
   24,150 Costco Wholesale Corp. +                  987,252     60,900 Cisco Systems, Inc. +             1,245,405
   25,000 Lowe's Cos., Inc.                       1,132,750     37,800 Dell Computer Corp. +             1,055,754
   23,900 Target Corp.                              897,206     34,100 Flextronics International Ltd. +    852,500
                                               -------------    26,800 Intel Corp.                         875,288
                                                  3,017,208     43,400 JDS Uniphase Corp. +                437,472
                                               -------------    14,200 Microsoft Corp. +                   911,782
CONSUMER STAPLES (14.4%)                                        48,600 Oracle Corp. +                      681,858
   20,200 Anheuser-Busch Cos., Inc.                 870,620    105,500 Parametric Technology Co. +         923,125
   32,700 AOL Time Warner, Inc. +                 1,141,230     30,400 Powerwave Technologies, Inc. +      512,240
   21,700 Comcast Corp. Class A +                   824,600     26,800 Texas Instruments, Inc.             858,940
   14,200 Kimberly-Clark Corp.                      826,014     30,100 VERITAS Software Corp. +          1,170,589
   28,200 Outback Steakhouse, Inc. +                877,584                                          --------------
   22,700 Safeway, Inc. +                         1,011,512                                              9,524,953
                                               -------------                                         --------------
                                                  5,551,560   TELECOMMUNICATIONS (3.2%)
                                               -------------    39,900 Qwest Communications Internation    474,810
ENERGY (5.9%)                                                   16,200 Verizon Communications              761,400
    7,820 ChevronTexaco Corp.                       664,778                                          --------------
   18,900 Exxon Mobil Corp.                         706,860                                              1,236,210
   19,820 Smith International, Inc. +               897,053                                          --------------
                                               -------------
                                                  2,268,691   Total Common Stock (Cost $37,134,110)     37,649,007
                                               -------------                                         --------------
FINANCIAL (15.2%)
   17,500 American International Group, Inc.      1,442,000   SHORT-TERM INVESTMENTS (1.9%)
   24,650 Citigroup, Inc.                         1,180,735   PRINCIPAL          SECURITY DESCRIPTION      VALUE
   15,700 Dime Bancorp, Inc.                        541,964   ---------      ----------------------------  -----
   10,450 Freddie Mac                               691,477   $746,791  Deutsche Cash Management Fund
   12,500 J.P. Morgan Chase & Co.                   471,500               (Cost $746,791)                $ 746,791
   25,800 Mellon Financial Corp.                    964,662                                          --------------
   23,100 SouthTrust Corp.                          565,257
                                               -------------  TOTAL INVESTMENTS IN SECURITIES - 99.8%
                                                  5,857,595     (COST $37,880,901)                    $ 38,395,798
                                               -------------  OTHER ASSETS AND LIABILITIES, NET  - 0.2%     64,373
                                                                                                     --------------
                                                              TOTAL NET ASSETS - 100.0%               $ 38,460,171
                                                                                                     ==============
-----------------------------------------------
+ Non-income producing security.


See Notes to Financial Statements.     10

--------------------------------------------------------------------------------
BROWNIA MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

FACE AMOUNT     SECURITY DESCRIPTION                    VALUE           FACE AMOUNT     SECURITY DESCRIPTION            VALUE
-----------     --------------------                    -----           -----------     --------------------            -----

MUNICIPAL BONDS (97.4%)
GENERAL OBLIGATION BONDS (49.4% )
$ 250,000       Anne Arundel County Maryland                            $ 235,000       State of Maryland
                4.10% due 08/01/07                   $  256,025                         5.00% due 04/15/04           $  242,224
  250,000       Anne Arundel County Maryland                              475,000       State of Maryland
                5.00% due 02/15/10                      265,802                         5.00% due 10/15/06              510,074
  500,000       Anne Arundel County Maryland                              625,000       State of Maryland
                4.75% due 02/15/17                      497,020                         4.50% due 02/15/08              643,888
  500,000       Anne Arundel County Maryland                              385,000       State of Maryland
                4.80% due 02/15/18                      495,245                         4.00% due 03/01/08              388,696
  350,000       Baltimore County Maryland                                 225,000       State of Maryland
                4.13% due 08/01/05                      362,771                         5.00% due 08/01/08              240,163
  500,000       Baltimore County Maryland                                 150,000       State of Maryland
                5.00% due 06/01/07                      534,790                         4.00% due 03/01/09              150,134
  835,000       Baltimore County Maryland                                 500,000       State of Maryland
                4.40% due 08/01/09                      858,781                         4.75% due 03/01/09              524,500
  250,000       Baltimore County Maryland                               1,000,000       Montgomery County Maryland
                4.75% due 07/01/11                      260,540                         5.00% due 01/01/10            1,057,660
  500,000       Charles County Maryland                                   250,000       Montgomery County Maryland
                4.20% due 02/01/11                      503,425                         4.70% due 01/01/13              254,772
  210,000       Frederick County Maryland                                 500,000       Montgomery County Maryland
                3.80% due 07/01/07                      211,838                         4.75% due 02/01/13              516,400
  750,000       Frederick County Maryland                                 500,000       Ocean City Maryland
                4.00% due 07/01/08                      758,865                         4.25% due 03/01/11              500,540
  740,000       Harford County Maryland                                   100,000       Washington Suburban Sanitation
                5.00% due 12/01/13                      770,947                         District - General Construction
  670,000       Howard County Maryland                                                  4.63% due 06/01/06              104,889
                4.10% due 02/15/05                      691,011           500,000       Washington Suburban Sanitation
  225,000       Howard County Maryland                                                  District - General Construction
                4.30% due 02/15/08                      230,846                         4.25% due 06/01/10              510,560
  350,000       Howard County Maryland                                    450,000       Washington Suburban Sanitation
                5.00% due 02/15/08                      372,515                         District - Sewage Disposal
  230,000       Howard County Maryland                                                  5.25% due 06/01/07              486,882
                5.00% due 02/15/09                      242,974           475,000       Washington Suburban Sanitation
  325,000       State of Maryland                                                       District - Water Supply
                4.25% due 08/01/02                      330,083                         4.38% due 06/01/07              493,349
  240,000       State of Maryland                                                                                   -----------
                4.00% due 02/15/03                      245,304         Total General Obligation Bonds
1,530,000       State of Maryland                                            (Cost $16,134,764)                     $16,398,632
                4.50% due 03/01/03                    1,573,437                                                     -----------
  300,000       State of Maryland
                4.50% due 03/01/04                      311,682


See Notes to Financial Statements.     11

--------------------------------------------------------------------------------
BROWNIA MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

FACE AMOUNT     SECURITY DESCRIPTION                    VALUE           FACE AMOUNT     SECURITY DESCRIPTION            VALUE
-----------     --------------------                    -----           -----------     --------------------            -----

REVENUE BONDS (48.0% )

$ 595,000       Baltimore City Maryland                                 $ 500,000       Maryland Health & Higher
                Certificates of Participation -                                         Educational Facilities - Charity
                Emergency Telecommunication                                             Obligated Group
                Facility                                                                4.75% due 07/01/07           $  502,565
                4.70% due 10/01/06                   $  627,975           500,000       Maryland Health & Higher
  900,000       Baltimore City Maryland -                                               Educational Facilities - Greater
                Convention Center Revenue                                               Baltimore Medical Center
                5.00% due 09/01/19                      905,319                         5.00% due 07/01/20              487,630
  170,000       Frederick County Maryland -                               500,000       Maryland Health & Higher
                Educational Facilities Revenue                                          Educational Facilities - Johns
                for Mount St. Marys College                                             Hopkins University
                4.55% due 09/01/06                      174,112                         5.00% due 05/15/10              524,410
  170,000       Frederick County Maryland -                               900,000       Maryland Health & Higher
                Educational Facilities Revenue                                          Educational Facilities - Johns
                for Mount St. Marys College                                             Hopkins University
                4.65% due 09/01/07                      173,471                         5.00% due 05/15/11              941,751
  695,000       Maryland Community                                        500,000       Maryland Health & Higher
                Development Administration -                                            Educational Facilities - Johns
                Infrastructure Financing                                                Hopkins University
                4.35% due 06/01/06                      721,028                         5.00% due 07/01/10              530,975
1,000,000       Maryland Community                                        250,000       Maryland Health & Higher
                Development Administration -                                            Educational Facilities - Johns
                Single Family Program                                                   Hopkins University
                4.65% due 04/01/12                    1,006,280                         5.00% due 07/01/12              262,717
  500,000       Maryland Community                                        250,000       Maryland Health & Higher
                Development Administration -                                            Educational Facilities - Johns
                Single Family Program                                                   Hopkins University
                4.75% due 04/01/13                      502,480                         5.00% due 07/01/13              260,725
  240,000       Maryland State Department of                              500,000       Maryland Health & Higher
                Transportation                                                          Educational Facilities - Johns
                4.63% due 09/15/07                      245,472                         Hopkins University
  410,000       Development Corporation -                                               4.60% due 05/15/14              489,455
                Student Housing                                           520,000       Maryland Health & Higher
                4.75% due 09/15/07                      422,038                         Educational Facilities - Kennedy
  500,000       Development Corporation -                                               Kreiger Institute
                Utility Infrastructure                                                  5.30% due 07/01/12              529,890
                4.00% due 07/01/08                      501,565


See Notes to Financial Statements.     12

--------------------------------------------------------------------------------
BROWNIA MARYLAND BOND FUND
SCHEDULE OF INVESTMENTS (unaudited)
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

FACE AMOUNT     SECURITY DESCRIPTION                    VALUE           FACE AMOUNT     SECURITY DESCRIPTION            VALUE
-----------     --------------------                    -----           -----------     --------------------            -----

REVENUE BONDS (CONCLUDED)

$ 250,000       Maryland Health & Higher                                $ 530,000       University of Maryland Auxilary
                Educational Facilities - McLean                                         Facility & Tuition Revenue
                School                                                                  4.65% due 10/01/06           $  546,992
                5.00% due 07/01/08                   $  257,262           485,000       University of Maryland Auxilary
  315,000       Maryland Health & Higher                                                Facility & Tuition Revenue
                Educational Facilities -                                                4.00% due 10/01/08              489,462
                Medlantic/Helix                                           825,000       University of Maryland Auxilary
                4.00% due 08/15/05                      315,038                         Facility & Tuition Revenue
  525,000       Maryland Health & Higher                                                5.00% due 04/01/09              872,759
                Educational Facilities -                                  300,000       University of Maryland Auxiliary
                Medlantic/Helix                                                         Facility & Tuition Revenue
                4.00% due 08/15/06                      522,858                         4.30% due 04/01/11              302,628
  805,000       Maryland Industrial Development                                                                    -------------
                Financing Authority - American                           Total Revenue Bonds (Cost $15,680,941)      15,929,073
                Center for Physics Facilities                                                                      -------------
                3.95% due 12/15/07                      813,316
1,000,000       Maryland Water Quality Finance                                                                     -------------
                Administration                                          Total Municipal Bonds (Cost $31,815,705)     32,327,705
                5.30% due 09/01/09                    1,061,650                                                    -------------
  500,000       Housing Opportunity                                     SHORT-TERM INVESTMENTS (2.2%)
                Commission - Multifamily                                PRINCIPAL          SECURITY DESCRIPTION      VALUE
                Revenue                                                 ---------      ----------------------------  -----
                4.90% due 05/15/31                      508,650         $ 714,252 Deutsche Tax Free Money Fund
  425,000       Housing Opportunity                                                 (Cost $714,252)                   $ 714,252
                Commission - Single Family                                                                         -------------
                Mortgage                                                TOTAL INVESTMENTS IN SECURITIES             $33,041,957
                4.15% due 07/01/08                      428,600         (Cost $32,529,957) - 99.6%                 -------------
                                                                        Other Assets and Liabilities, Net - 0.4%        145,616
                                                                                                                   -------------
                                                                        Total Net Assets - 100.0%                   $33,187,573
                                                                                                                   =============


See Notes to Financial Statements.     13

--------------------------------------------------------------------------------

STATEMENTS OF ASSETS AND LIABILITIES (unaudited)
NOVEMBER 30, 2001
--------------------------------------------------------------------------------


                                                                           BROWNIA           BROWNIA           BROWNIA
                                                                          SMALL-CAP          GROWTH            MARYLAND
                                                                           GROWTH            EQUITY              BOND
                                                                            FUND              FUND               FUND
                                                                       ----------------- ----------------- -----------------

ASSETS
 Total investments, at value (Note 2)
   (Cost $143,864,623, $37,880,901 and $32,529,957, respectively)         $ 145,440,537      $ 38,395,798      $ 33,041,957
 Receivable for securities sold                                                       -                 -           434,959
 Receivable from advisor (Note 3)                                                     -                 -             9,111
 Interest, dividends and other receivables                                        8,842            34,118           433,513
 Receivable for Fund shares sold                                                 49,796            54,400                 -
                                                                       ----------------- ----------------- -----------------

Total Assets                                                                145,499,175        38,484,316        33,919,540
                                                                       ----------------- ----------------- -----------------

LIABILITIES
 Dividend payable                                                                     -                 -           115,158
 Payable for securities purchased                                                     -                 -           497,258
 Payable to adviser (Note 3)                                                    109,994                 -                 -
 Payable to administrator (Note 3)                                               10,049             3,333             2,782
 Payable for Fund shares redeemed                                                     -                 -           100,000
 Other accrued expenses and other liabilities                                    21,914            20,812            16,769
                                                                       ----------------- ----------------- -----------------

Total Liabilities                                                               141,957            24,145           731,967
                                                                       ----------------- ----------------- -----------------

NET ASSETS                                                                $ 145,357,218      $ 38,460,171      $ 33,187,573
                                                                       ================= ================= =================

COMPONENTS OF NET ASSETS
 Paid-in capital                                                          $ 150,728,352      $ 40,700,512      $ 32,686,515
 Undistributed net investment income (loss)                                    (597,932)           29,270            (7,190)
 Accumulated net realized loss from investments                              (6,349,116)       (2,784,508)           (3,752)
 Unrealized appreciation of investments                                       1,575,914           514,897           512,000
                                                                       ----------------- ----------------- -----------------

NET ASSETS                                                                $ 145,357,218      $ 38,460,171      $ 33,187,573
                                                                       ================= ================= =================

SHARES OF BENEFICIAL INTEREST                                                14,673,906         4,346,542         3,251,066

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION
 PRICE PER SHARE                                                                 $ 9.91            $ 8.85           $ 10.21


See Notes to Financial Statements.     14

--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS (unaudited)
PERIOD ENDED NOVEMBER 30, 2001
--------------------------------------------------------------------------------


                                                            BROWNIA            BROWNIA           BROWNIA
                                                           SMALL-CAP           GROWTH            MARYLAND
                                                            GROWTH             EQUITY              BOND
                                                             FUND               FUND               FUND
                                                       ----------------- ------------------ -----------------

INVESTMENT INCOME
 Interest income                                        $        56,486   $         17,428   $       682,083
 Dividend income                                                      -            148,240                 -
                                                       ----------------- ------------------ -----------------
Total Investment Income                                          56,486            165,668           682,083
                                                       ----------------- ------------------ -----------------

EXPENSES
 Investment advisory (Note 3)                                   523,259            136,409            83,502
 Adminstration (Note 3)                                          51,305             20,000            20,000
 Transfer agency (Note 3)                                        10,769              9,789             9,328
 Custody (Note 3)                                                12,509              8,136             3,875
 Trustees                                                         2,681                971               843
 Accounting (Note 3)                                             18,000             18,000            18,000
 Auditing                                                        10,950             10,950             9,200
 Compliance                                                      12,407             13,362               749
 Miscellaneous                                                   12,538              6,527            12,400
                                                       ----------------- ------------------ -----------------
Total Expenses                                                  654,418            224,144           157,897
 Fees waivers and expense reimbursements (Note 4)                     -           (136,409)         (116,149)
                                                       ----------------- ------------------ -----------------
Net Expenses                                                    654,418             87,735            41,748
                                                       ----------------- ------------------ -----------------

NET INVESTMENT INCOME (LOSS)                                   (597,932)            77,933           640,335
                                                       ----------------- ------------------ -----------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS
 Net realized gain (loss) on investments                     (1,152,796)        (1,030,585)            3,743
 Net change in unrealized appreciation (depreciation)
   of investments                                           (12,025,618)        (1,236,854)          289,394
                                                       ----------------- ------------------ -----------------

NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS                                                (13,178,414)        (2,267,439)          293,137
                                                       ----------------- ------------------ -----------------

NET INCREASE (DECREASE) IN NET ASSETS
 RESULTING FROM OPERATIONS                              $   (13,776,346)  $     (2,189,506)  $       933,472
                                                       ================= ================== =================


See Notes to Financial Statements.     15

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------

                                                                                 BROWNIA
                                                                                SMALL-CAP
                                                                                 GROWTH
                                                                                  FUND
                                                             --------------------------------------------
                                                                  June 1, 2001           June 1, 2000
                                                                       to                     to
                                                               November 30, 2001         May 31, 2001
                                                             ---------------------  ---------------------
OPERATIONS
 Net investment loss                                                   $ (597,932)            $ (926,561)
 Net realized loss on investments                                      (1,152,796)            (3,702,910)
 Net change in unrealized depreciation
       of investments                                                 (12,025,618)            (8,921,220)
                                                             ---------------------  ---------------------
Net Increase in Net Assets Resulting from Operations                  (13,776,346)           (13,550,691)
                                                             ---------------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income on investments                                           -                      -
 Net realized gain on investments                                               -             (2,156,404)
 In excess of net realized gains                                                -             (1,493,410)
                                                             ---------------------  ---------------------
Net Decrease in Net Assets from Distributions                                   -             (3,649,814)
                                                             ---------------------  ---------------------

CAPITAL SHARE TRANSACTIONS
 Sale of shares                                                        57,337,660             47,645,318
 Reinvestment of distributions                                                  -              3,649,814
 Redemption of shares                                                  (5,859,901)           (14,397,473)
                                                             ---------------------  ---------------------

Net Increase from Capital Share Transactions                           51,477,759             36,897,659
                                                             ---------------------  ---------------------

Net Increase in Net Assets                                             37,701,413             19,697,154

NET ASSETS
 Beginning of period                                                  107,655,805             87,958,651
                                                             ---------------------  ---------------------
 End of period (a)                                            $       145,357,218    $       107,655,805
                                                             =====================  =====================

SHARE ACTIVITY
 Sale of shares                                                         6,009,008              3,914,553
 Reinvestment of distributions                                                  -                308,001
 Redemption of shares                                                    (559,467)            (1,361,227)
                                                             ---------------------  ---------------------

Net Increase in Shares                                                  5,449,541              2,861,327
                                                             =====================  =====================

(a) Accumulated undistributed net investment income (loss)    $          (597,932)   $                 -
                                                             =====================  =====================


See Notes to Financial Statements.     16

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------

                                                                                 BROWNIA
                                                                                 GROWTH
                                                                                 EQUITY
                                                                                  FUND
                                                             --------------------------------------------
                                                                  June 1, 2001           June 1, 2000
                                                                       to                     to
                                                               November 30, 2001         May 31, 2001
                                                             ---------------------  ---------------------
OPERATIONS
 Net investment income                                        $            77,933    $            78,060
 Net realized loss on investments                                      (1,030,585)            (1,454,667)
 Net change in unrealized depreciation
       of investments                                                  (1,236,854)            (3,736,063)
                                                             ---------------------  ---------------------
Net Increase in Net Assets Resulting from Operations                   (2,189,506)            (5,112,670)
                                                             ---------------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income on investments                                    (110,836)               (29,176)
 Net realized gain on investments                                               -                      -
 In excess of net realized gains                                                -                      -
                                                             ---------------------  ---------------------
Net Decrease in Net Assets from Distributions                            (110,836)               (29,176)
                                                             ---------------------  ---------------------

CAPITAL SHARE TRANSACTIONS
 Sale of shares                                                         6,147,545             16,904,688
 Reinvestment of distributions                                              4,386                    896
 Redemption of shares                                                  (3,413,690)            (5,278,233)
                                                             ---------------------  ---------------------

Net Increase from Capital Share Transactions                            2,738,241             11,627,351
                                                             ---------------------  ---------------------

Net Increase in Net Assets                                                437,899              6,485,505

                                                             ---------------------  ---------------------
NET ASSETS
 Beginning of period                                                   38,022,272             31,536,767
                                                             ---------------------  ---------------------
 End of period (a)                                            $        38,460,171    $        38,022,272
                                                             =====================  =====================

SHARE ACTIVITY
 Sale of shares                                                           710,867              1,684,705
 Reinvestment of distributions                                                522                    100
 Redemption of shares                                                    (411,621)              (545,776)
                                                             ---------------------  ---------------------

Net Increase in Shares                                                    299,768              1,139,029
                                                             =====================  =====================

(a) Accumulated undistributed net investment income (loss)    $            29,270    $            62,173
                                                             =====================  =====================


See Notes to Financial Statements.     17

--------------------------------------------------------------------------------


STATEMENT OF CHANGES IN NET ASSETS (unaudited)
--------------------------------------------------------------------------------

                                                                              BROWNIA
                                                                              MARYLAND
                                                                                BOND
                                                                                FUND
                                                             --------------------------------------------
                                                                  June 1, 2001        December 31, 2000
                                                                       to                     to
                                                               November 30, 2001         May 31, 2001
                                                             ---------------------  ---------------------
OPERATIONS
 Net investment income                                        $           640,335    $           407,904
 Net realized gain (loss) on investments                                    3,743                 (7,495)
 Net change in unrealized appreciation
       of investments                                                     289,394                222,606
                                                             ---------------------  ---------------------
Net Increase in Net Assets Resulting from Operations                      933,472                623,015
                                                             ---------------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income on investments                                    (647,525)              (407,904)
 Net realized gain on investments                                               -                      -
 In excess of net realized gains                                                -                      -
                                                             ---------------------  ---------------------
Net Decrease in Net Assets from Distributions                            (647,525)              (407,904)
                                                             ---------------------  ---------------------

CAPITAL SHARE TRANSACTIONS
 Sale of shares                                                         5,996,958             31,043,662
 Reinvestment of distributions                                                599                    322
 Redemption of shares                                                  (3,554,108)              (800,918)
                                                             ---------------------  ---------------------
Net Increase from Capital Share Transactions                            2,443,449             30,243,066
                                                             ---------------------  ---------------------

Net Increase in Net Assets                                              2,729,396             30,458,177

NET ASSETS
 Beginning of period (Note 1)                                          30,458,177                      -
                                                             ---------------------  ---------------------
 End of period (a)                                            $        33,187,573    $        30,458,177
                                                             =====================  =====================

SHARE ACTIVITY
 Sale of shares                                                           586,090              3,089,086
 Transactions due to acquisition                                                -                      -
 Reinvestment of distributions                                                 58                     32
 Redemption of shares                                                    (345,047)               (79,154)
                                                             ---------------------  ---------------------

Net Increase in Shares                                                    241,102              3,009,964
                                                             =====================  =====================

(a) Distribution in excess of net investment income (loss)    $            (7,190)   $                 -
                                                             =====================  =====================


See Notes to Financial Statements.     18

--------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (unaudited)
--------------------------------------------------------------------------------

These financial highlights reflect selected data for a share of each Fund outstanding during the years or periods indicated.

                                        SELECTED DATA FOR A SINGLE SHARE
             ----------------------------------------------------------------------------------

              Beginning     Net       Net                  Distributions        Ending
                                               -------------------------------
              Net Asset Investment Realized and from Net  from Net  in excess  Net Asset
              Value Per   Income   Unrealized  Investment Realized of Realized Value Per  Total
                Share     (Loss)   Gain (Loss)   Income     Gains     Gains      Share   Return
-------------------------------------------------------------------------------------------------

BROWNIA SMALL-CAP GROWTH FUND

Year/Period Ended
November 30, 2001
              $ 11.67     (0.04)     (1.72)         -         -         -       $ 9.91   (15.08)%
May 31, 2001
                13.82     (0.10)     (1.56)         -       (0.29)    (0.20)     11.67   (12.08)%
May 31, 2000 (c)
                10.00     (0.10)      3.92          -         -         -        13.82    38.20%
-------------------------------------------------------------------------------------------------

BROWNIA GROWTH EQUITY FUND

Year/Period Ended
November 30, 2001
                 9.40      0.02      (0.54)       (0.03)      -         -         8.85    (5.55)%
May 31, 2001
                10.85      0.02      (1.46)       (0.01)      -         -         9.40   (13.29)%
May 31, 2000 (c)
                10.00      0.01       0.85        (0.01)      -         -        10.85     8.59%
-------------------------------------------------------------------------------------------------

BROWNIA MARYLAND BOND FUND

Year/Period Ended
November 30, 2001
                10.12     0.20        0.09        (0.20)      -         -        10.21     2.85%
May 31, 2000 (c)
                10.00     0.17        0.12        (0.17)      -         -        10.12     2.95%

                                       RATIOS/SUPPLEMENTAL DATA
                                 -----------------------------------
                        Assets at             Ratios to
                         End of         Average Net Assets (a)
                                 -----------------------------------
                         Period      Net                           Portfolio
                         (000's  Investment   Net        Gross     Turnover
                        Omitted)   Income   Expenses  Expenses (b)   Rate
                        ----------------------------------------------------

BROWNIA SMALL-CAP GROWTH FUND

Year/Period Ended
November 30, 2001
                         $145,357  (1.14)%    1.25%      1.25%        6%
May 31, 2001
                          107,656  (0.95)%    1.25%      1.25%       25%
May 31, 2000 (c)
                           87,959  (0.80)%    1.25%      1.35%       30%
                        ----------------------------------------------------

BROWNIA GROWTH EQUITY FUND

Year/Period Ended
November 30, 2001
                           38,460   0.43%     0.48%      1.23%       26%
May 31, 2001
                           38,022   0.22%     0.77%      1.22%       82%
May 31, 2000 (c)
                           31,537   0.14%     1.00%      1.55%       42%
                        ----------------------------------------------------

BROWNIA MARYLAND BOND FUND

Year/Period Ended
November 30, 2001
                           33,188   3.83%     0.25%      0.95%        2%
May 31, 2000 (c)
                           30,458   3.91%     0.25%      1.28%        2%

(a)  All ratios for periods less than a year are annualized.
(b) The ratio of Gross Expenses to Average Net Assets reflects the expense ratio excluding any fee waivers and expense reimbursements for a Fund.
(c)  See Note 1 for dates of commencement of operations.


See Notes to Financial Statements.     19

--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS (unaudited)
NOVEMBER 30, 2001
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION

This report relates to BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund and BrownIA Maryland Bond Fund (individually a, "Fund", and collectively, the "Funds"). BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund are each diversified series of Forum Funds (the "Trust") while BrownIA Maryland Bond Fund is a non-diversified series of the Trust. The Trust is a Delaware business trust that is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund commenced operations on June 28, 1999 after acquiring the net assets of BIA Small-Cap Growth Fund Limited Partnership and BIA Growth Equity Fund Limited Partnership (each a "Partnership," collectively the "Partnerships"), respectively. Each Fund issued shares in exchange for the net assets of the corresponding Partnership. BrownIA Maryland Bond Fund commenced operations on December 21, 2000 after issuing shares in exchange for securities received. Under its Trust Instrument, the Trust is authorized to issue an unlimited number of each Fund's shares of beneficial interest without par value. On October 1, 2000, BIA Small-Cap Growth Fund was renamed BrownIA Small-Cap Growth Fund and BIA Growth Equity Fund was renamed BrownIA Growth Equity Fund.

NOTE 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

These financial statements are prepared in accordance with generally accepted accounting principles, which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increase and decrease in net assets from operations during the fiscal period. Actual amounts could differ from these estimates. The following summarizes the significant accounting policies of each
Fund:

SECURITY VALUATION - Generally, the Trust determines the net asset value per share of each Fund as of the close of the regular trading day on the New York Stock Exchange on each Funds' business day. Securities, other than short-term securities, held by each Fund, and for which market quotations are readily
available,   are  valued  using  the  last  reported  sales  price  provided  by independent pricing services. If no sales price is reported, the mean of the last bid and ask price is used. In the absence of readily available market quotations, securities are valued at fair value as determined by the Trust's Board of Trustees pursuant to the Trust's valuation procedures. Securities that mature in sixty days or less are valued at amortized cost, which approximates market value. Investments in other open-end regulated investment companies are valued at net asset value.

SECURITY TRANSACTIONS AND INVESTMENT INCOME - Investment transactions are accounted for on trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded as earned. Identified cost of investments sold is used to determine gain and loss for both financial statement and federal income tax purposes.

REPURCHASE AGREEMENTS - Each Fund may invest in repurchase agreements. Each Fund, through its custodian, receives delivery of the underlying securities, whose market value must always equal or exceed the repurchase price. In the event of default, a Fund may have difficulties disposing of such securities.

DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders of net investment income and net capital gain, if any, are declared and paid at least annually. Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from generally accepted accounting principles. These differences are due primarily to differing treatments of income and gain on various investment securities held by a Fund, timing differences and differing characterizations of distributions made by the Fund.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

FEDERAL TAXES - Each Fund intends to qualify each year as a regulated investment company and distribute all its taxable income. In addition, by distributing in each calendar year substantially all its net investment income, capital gain and certain other amounts, if any, each Fund will not be subject to a federal excise tax. Therefore, no federal income or excise tax provision is required.

EXPENSE ALLOCATION - The Trust is comprised of twenty-three active fund series, and it accounts separately for the assets, liabilities and operations of each of its funds. Expenses that are directly attributable to more than one fund are allocated among the respective funds in proportion to each fund's average daily net assets.

ADOPTION OF NEW ACCOUNTING GUIDE - In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide applies to annual financial statements issued after December 15, 2000. The adoption of the Guide has not had a significant effect on the Funds' financial statements.

NOTE 3. ADVISORY FEES AND OTHER TRANSACTIONS WITH RELATED PARTIES

INVESTMENT ADVISER - The investment adviser to each Fund is Brown Investment Advisory Incorporated (the "Adviser"), a wholly owned subsidiary of Brown
Investment  Advisory  &  Trust  Company.  Pursuant  to  an  Investment  Advisory
Agreement, the Adviser receives an advisory fee from BrownIA Small-Cap Growth Fund, BrownIA Growth Equity Fund, and the BrownIA Maryland Bond Fund at an annual rate of 1.00%, 0.75%, and 0.50% respectively, of each Fund's average daily net assets. Prior to May 1, 2001, Brown Investment Advisory & Trust Company provided investment advisory services to each of BrownIA Small-Cap Growth Fund and BrownIA Growth Equity Fund for the same fee currently paid to the Adviser.

ADMINISTRATOR - The administrator of each Fund is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an administrative fee at an annual rate of 0.10% of the first $100 million of each Fund's average daily net assets and 0.075% of each Fund's average daily net assets in excess of $100 million, subject to a minimum fee of $40,000 per year.

TRANSFER AGENT - The transfer agent and dividend disbursing agent for each Fund is Forum Shareholder Services, LLC ("FSS"). FSS receives from each Fund an annual fee of $18,000, plus certain shareholder account fees and out-of-pocket costs.

SHAREHOLDER SERVICE AGENT - The Trust has adopted a shareholder servicing plan (the "Plan") with respect to each Fund under which FAdS is authorized to enter into shareholder service agreements with financial institutions and other persons who provide services for and maintain shareholder accounts as set forth in the Plan. Under the Plan, the Trust, through FAdS, pays the shareholder servicing agent a fee of up to 0.25% of the average daily net assets of the shares owned by investors for which the shareholder servicing agent maintains a servicing relationship for each Fund. The Funds did not incur shareholder servicing fees for the period ended November 30, 2001.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is each Fund's distributor. FFS receives no compensation for its distribution services.

--------------------------------------------------------------------------------


NOTES TO FINANCIAL STATEMENTS (unaudited) (concluded)
--------------------------------------------------------------------------------

OTHER SERVICE PROVIDER - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to each Fund. For its services, FAcS receives from each Fund an annual fee of $36,000 per month, certain amounts based upon the asset levels of the Fund as well as the number and type of portfolio transactions made by the Fund, and certain out-of-pocket expenses. Forum Trust, LLC (the "Custodian") serves as the Trust's custodian and may employ subcustodians to provide custody of a Fund's domestic and foreign assets. For its services, the Custodian receives an annualized percentage of the average daily net assets of each Fund. Each Fund also pays an annual maintenance fee, certain other transaction fees and certain out-of-pocket costs.

NOTE 4.  WAIVER OF FEES

The Adviser voluntarily waived fees for the period ended November 30, 2001 with respect to BrownIA Growth Equity Fund in the amount of $136,409. For the period ended November 30, 2001, the Adviser, with respect to BrownIA Maryland Bond Fund, voluntarily waived fees and reimbursed expenses in the amount of $83,502 and $29,347, respectively. FAdS waived administrative fees of $3,300.

NOTE 5. SECURITY TRANSACTIONS

The cost of purchases and proceeds from sales of securities, other than short-term investments, for the period June 1, 2001 to November 30, 200 were as follows:

                                          BROWNIA                    BROWNIA                     BROWNIA
                                   SMALL-CAP GROWTH FUND        GROWTH EQUITY FUND          MARYLAND BOND FUND
                                   ---------------------        ------------------          ------------------
Cost of Purchases                       $55,477,000                $11,901,862                 $6,721,228
Proceeds from Sales                       5,906,981                  9,089,448                    667,126

NOTE 6.  CONCENTRATION OF RISK

BrownIA Maryland Bond Fund invests primarily all of its assets in debt obligations of issuers located in the State of Maryland. An issuer's ability to meet its obligations may be affected by economic or political developments in Maryland.

                                   [LOGO: B]




                               INVESTMENT ADVISER
                          Brown Advisory Incorporated
                                 Furness House
                                19 South Street
                              Baltimore, MD 21202



                                  DIRSTRIBUTOR
                            Forum Fund Services, LLC
                              Two Portland Square
                             Portland, Maine 04101



                                 TRANSFER AGENT
                        Forum Shareholder Services, LLC
                              Two Portland Square
                             Portland, Maine 04101
                                  800-540-6807



      This report is authorized for distribution only to shareholders and to others who have received a copy of the Funds' prospectus.